DUNHAM FUNDS

Dunham Real Estate Stock Fund

Class A (DAREX)

Class C (DCREX)

Class N (DNREX)

Supplement dated September 12, 2016 to the Statutory Prospectus (the “Prospectus”) and Summary Prospectus dated February 26, 2016 and to the Statement of Additional Information (the “SAI”) dated August 31, 2016. This supplement updates and supersedes any contrary information contained in the Prospectus, Summary Prospectus and SAI.

Effective immediately, due to a name change, all references to Cornerstone Real Estate Advisers LLC are deleted and replaced with Barings Real Estate Advisers LLC.

You should read this Supplement in conjunction with the Prospectus and Summary Prospectus dated February 26, 2016, as amended, and the SAI dated August 31, 2016, which provide information that you should know about the Dunham Real Estate Stock Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Dunham Funds at (888) 3DUNHAM (338-6426).